Impairment, Restructuring Charges and Other Related Closure Costs	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Impairment, Restructuring Charges and Other Related Closure Costs
19.	IMPAIRMENT, RESTRUCTURING CHARGES AND OTHER RELATED CLOSURE COSTS

Impairment, restructuring charges and other related closure costs incurred in 2017, 2016 and 2015 are summarized as follows:

Year ended December 31, 2017	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
Set-top Box restructuring plan	—	(34)	—	(34)
EPS restructuring plan	—	5	—	5
$600-650 million net opex plan	—	—	(3)	(3)
Other restructuring initiatives	—	(13)	—	(13)

Total	—	(42)	(3)	(45)

Year ended December 31, 2016	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
Set-top Box restructuring plan	—	(74)	(9)	(83)
EPS restructuring plan	—	(1)	—	(1)
$600-650 million net opex plan	—	—	(1)	(1)
Long-lived asset impairment charge	(8)	—	—	(8)

Total	(8)	(75)	(10)	(93)

Year ended December 31, 2015	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
$600-650 million net opex plan	—	—	(2)	(2)
Manufacturing consolidation	—	(1)	(10)	(11)
EPS restructuring plan	—	(36)	—	(36)
Long-lived asset impairment charge	(16)	—	—	(16)

Total	(16)	(37)	(12)	(65)

Impairment charges

In 2017, the Company did not record any impairment charges.

In 2016, the Company recorded impairment charges of $8 million, primarily consisting of $3 million relating to the reclassification of certain property, plant and equipment as Assets Held for Sale and $4 million for other acquired intangible assets for which there was no alternative future use, as detailed in Notes 10 and 9, respectively.

In 2015, the Company recorded impairment charges of $16 million, of which $13 million following the annual impairment test performed in the third quarter and $3 million for other acquired intangible assets for which there was no alternative future use.

Restructuring charges and other related closure costs

In 2017, the Company announced a restructuring plan affecting approximately 300 employees through voluntary leaves in one of its back-end operations. The Company recorded in 2017 $13 million of restructuring charges for this plan, corresponding to employee voluntary termination benefits.

The Company was engaged in 2016 in one major restructuring plan, the Set-top Box plan. In 2016, the Company announced its decision to cease the development of new platforms and standard products for set-top-box and home gateway products. This decision implied a global workforce review that may affect approximately 1,400 employees worldwide, which includes about 430 in France through a voluntary departure plan, about 670 in Asia and about 120 in the United States of America. The Company recorded $34 million of restructuring charges for this plan in 2017, primarily related to employee termination benefits on a voluntary leave plan in France.

In 2014, the Company committed to a plan affecting around 450 employees worldwide and targeting savings in the former Embedded Processing Solutions business (the “EPS restructuring plan”). The Company reported in 2017 a $5 million income on this plan for the reversal of unused provisions. In 2013, the Company committed to restructuring actions to reduce operating expenses, net of R&D grants to the level of $600 to $650 million on a quarterly basis (the “$600-650 million net opex plan”). The Company recorded in 2017 a $3 million charge corresponding to a change in estimates on a lease termination contract.

In July 2013, the Company announced that it would wind down certain 6-inch manufacturing lines, close its back-end plant in Longgang and consolidate back-end activities in China to Shenzhen (the “Manufacturing consolidation plan”). There was no charge recorded by the Company for this plan in 2017.

In 2016, the Company incurred restructuring charges and other related closure costs for $85 million corresponding to:

•	$1 million for the $600-650 million net opex plan corresponding to a change in estimates on a contract termination provision;

•	$1 million for the EPS restructuring plan;

•	$83 million for the Set-top Box restructuring plan, of which $9 million related to contracts that will continue with no future economic benefits to the Company and $74 million related to employee ongoing termination benefits, primarily for employee termination benefits in France, in the United States and Asia.

In 2015, the Company incurred restructuring charges and other related closure costs for $49 million corresponding to:

•	$2 million for the $600-650 million net opex plan corresponding to a change in estimates on a contract termination provision;

•	$11 million for the Manufacturing consolidation plan corresponding to $1 million for employee termination benefits and $10 million corresponding to a grant clawback pursuant to the closure of operations in Longgang, China;

•	$36 million for the EPS restructuring plan, net of adjustments for unused provision, corresponding primarily to employee voluntary termination benefits and including termination fees in connection with the exit from the IBM technology alliance and contract termination costs.

Changes to the restructuring provisions recorded on the consolidated balance sheets from December 31, 2015 to December 31, 2017 are summarized as follows:

	Set-top Box restructuring plan	$600-650 million net opex plan	Manufacturing consolidation plan	EPS restructuring plan	Other restructuring initiatives	Total
Provision as at December 31, 2015	—	6	1	18	9	34

Charges incurred in 2016	83	1	—	1	—	85

Amounts paid	(46)	(1)	(1)	(10)	(1)	(59)

Liability settlement	—	—	—	—	(3)	(3)

Currency translation effect	—	(1)	—	(1)	(1)	(3)

Provision as at December 31, 2016	37	5	—	8	4	54

Charges incurred in 2017	36	3	—	—	13	52

Adjustment for unused provisions	(2)	—	—	(5)	—	(7)

Amounts paid	(36)	(1)	—	—	(14)	(51)

Currency translation effect	4	—	—	—	—	4

Provision as at December 31, 2017	39	7	—	3	3	52

An amount of $46 million is expected to be paid within twelve months, as detailed in Note 13.

The Set-top Box restructuring plan is expected to result in a total charge of $170 million. The cost incurred as of December 31, 2017 was $117 million of which $34 million was recorded during the year ended December 31, 2017. The plan was substantially completed in 2017 in all locations except France.

The $600-650 million net opex plan resulted in a total charge of $118 million. The plan was substantially completed in 2014.

The Manufacturing consolidation plan resulted in a total charge of $31 million, excluding impairments. The plan was completed in 2015.

The EPS restructuring plan resulted in a total charge of $62 million. The plan was substantially completed in 2015.

In 2017, total amounts paid for restructuring and related closure costs amounted to $51 million. The total actual costs that the Company will incur may differ from these estimates based on the timing required to complete the restructuring plan, the number of people involved, the final agreed termination benefits and the costs associated with the transfer of equipment, products and processes.